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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-22877, No. 33-37159, No. 33-57350, No. 33-61085,
No. 333-06859 and No. 333-32555) of Altera Corporation of our report dated January 20, 1998 appearing on page 32 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.

                                          /s/ PRICE WATERHOUSE LLP

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                                              PRICE WATERHOUSE LLP

San Jose, California
March 26, 1998